Related Party Transactions	6 Months Ended
Jun. 30, 2024
Related Party Transactions [Abstract]
Related Party Transactions	Related Party Transactions
The Company leased property in North Hollywood, California from the Valley Industrial Properties which is owned by the Sunseeker Trust. The Sunseeker Trust is an irrevocable trust with the beneficiary being the mother of the CEO, Dakota Semler. The lease expired during April 2022 and the Company continued to lease the space on a month-to-month basis through December 31, 2022. The Company incurred rent expense in the amount of $0.1 million for the year ended December 31, 2022.
The Company had a contract manufacturing agreement with Fitzgerald Manufacturing Partners to provide manufacturing services, which was terminated during June 2023. The owner of Fitzgerald Manufacturing Partners is a stockholder of the Company. The Company also has lease agreements with Fitzgerald Manufacturing Partners. During the years ended December 31, 2023 and 2022, the Company incurred rent expense of $0.7 million and $0.7 million, respectively, related to these agreements.
Related Party Transactions
The Company had a contract manufacturing agreement with Fitzgerald Manufacturing Partners to provide manufacturing services, which was terminated during June 2023. The owner of Fitzgerald Manufacturing Partners is a stockholder of the Company. The Company also has lease agreements with Fitzgerald Manufacturing Partners. For each of the three months ended June 30, 2024 and 2023, the Company incurred rent expense of $0.2 million related to these agreements. For each of the six months ended June 30, 2024 and 2023, the Company incurred rent expense of $0.4 million related to these agreements.